As filed with the Securities and Exchange Commission on March 10, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08273

BUILDERS FIXED INCOME FUND, INC.
(Exact name of registrant as specified in charter)

218 Henry Road, Manchester, Missouri 63011
(Address of principal executive offices) (Zip code)

John W. Stewart
218 Henry Road
Manchester, MO 63011
(Name and address of agent for service)

(636) 207-0160
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

BUILDERS FIXED INCOME FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS

December 31, 2005

This report is provided for the general information of the shareholders of the Builders Fixed Income Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

January 15, 2006

Dear Shareholder,

As the Chairman and President of the Builders Fixed Income Fund, Inc. (the “Fund”), I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by seeking to provide quality fixed income investment services. The Fund’s ProLoan program works with mortgage lenders who provide loans to buyers of newly constructed or substantially renovated homes, while also promoting employment opportunities for organized building trade members. Capital Mortgage Management, Inc. (“CMM”), the Fund’s manager, actively coordinates the origination of ProLoans. We believe our hands-on approach leads to substantial impact in our targeted mortgage markets.

We are pleased to present the Fund’s financial statements for the year ended December 31, 2005. The Fund seeks to deliver quality core plus fixed income management to its investors. Principal Global Investors, LLC, the Fund’s subadviser, manages the Fund’s investments and its Proloan mortgage pipeline with the goal of achieving the best returns possible. Principal has a large staff of portfolio managers, analysts, and others knowledgeable in all aspects of the fixed income market. Principal’s skill in mortgage-backed securities and, fixed income investment management in general, provides the resources required to effectively manage the Fund’s portfolio. The Fund’s performance for the one year ended December 31, 2005 was 3.13% before fees and 2.51% after fees. The Fund’s five-year average return was 5.69% before fees and 5.07% after fees. Please see the Performance Graph in the Annual Report for complete standardized performance information. Principal’s continued goal is to maximize opportunities for the Fund in the fixed income markets.

The Fund’s net asset value per share was $14.45 on December 31, 2005, compared to $14.74 on December 31, 2004. The Fund’s total net assets were $241,311,798 on December 31, 2005 compared to $236,753,458 on December 31, 2004.

CMM is focused on developing new relationships with several institutional investors. Our marketing team will continue to promote the Fund to Taft-Hartley plans and other pension plans and institutional investors across the country. Through the Proloan program, CMM also coordinated the origination and securitization of home mortgages in various cities in the Midwest, generating approximately 77 Proloan applications in the principal amount of $18,151,164 in 2005, compared to 200 ProLoan applications in the principal amount of $42,714,152 in 2004. The reduction in ProLoan activity was due to a decrease in certain programs and market activity in the St. Louis area. The ProLoan program currently is active in St. Louis, Missouri, Southern Illinois and Milwaukee, Wisconsin.

We strive to provide improved returns for our investors in the coming year, and to generate jobs and stimulate the economies served by the Proloan Program. As always, I am available to discuss all aspects of the Fund with our investors. Please do not hesitate to contact me with any questions.

Sincerely,

John W. Stewart Chairman and President
Builders Fixed Income Fund, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return assumes reinvestment of dividends and distributions. Statements and other information herein are dated and are subject to change. Current performance to the most recent month end may be obtained by calling 1-877-923-5626.

January 17, 2006

Dear Shareholder:

The Federal Reserve (Fed) continued its orchestrated tightening policy throughout the year, with the fed funds target rate ending the year at 4.25%. Fed actions, coupled with the headwinds of slowing residential housing and high oil/energy prices, contributed to the flattening of the U.S. Treasury curve. The 2-year U.S. Treasury yield rose 1.33% during the past 12 months, while the yield on the 10-year Treasury rose 0.17%. This occurred as the market priced in the Fed’s program of raising short-term interest rates.

Historically a flattening-to-inverted yield curve occurs when the Fed’s monetary policy stance is restrictive. A flattening yield curve has also been a good leading indicator of slower economic growth and we believe this will also apply in the next year or two. We believe the Fed will raise the Fed funds rate target until growth slows.

The Fed funds rate target will likely reach an end point of 4.75% and should remain at that level through year-end 2006 unless the economy weakens by a lot more than expected. Short-term Treasury rates will at times move higher. The 10-year rate may move lower because financial markets expect inflation to be contained and strong net foreign inflows have created demand for the 10-year Treasury bond. Low long-term rates will be a primary force in keeping the trend of U.S. growth intact.

While we believe that U.S. GDP will slow during 2006, our forecast of approximately 3.0%-3.5% growth during the year remains far above recessionary levels. Consumer spending may soften during the year, but the fundamental drivers of the U.S. economy should remain strong.

Builders Fixed Income Fund, Inc. (the “Fund”) outperformed the Lehman Aggregate Bond Index (the “Index”) for the one-year period ending Dec. 31, 2005, returning 2.51% (after deducting fees and expenses) vs. 2.43% for the Index (which reflects no deduction for fees and expenses). This performance can primarily be attributed to the portfolio’s duration and sector positioning in comparison to the Index. The Fund was positioned with a shorter duration than that of the Index, which positively impacted the Fund’s relative performance as interest rates rose during the one-year period.

The Fund benefited from the declining yield difference between short- and long-term rates by being underweighted in shorter maturity U.S. Treasury bonds that underperformed longer maturity Treasuries.

The Fund also benefited from overweighted positions in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and an out-of-Index allocation to below investment grade corporate bonds. ABS and CMBS were two of the top performing sectors in the Index during the past 12 months with excess returns, compared to like duration U.S. Treasuries, of 0.32% and 0.15%, respectively. The below investment grade corporate bond sector continued to benefit from improving credit fundamentals and historically low default rates. The sector had an excess return of 0.47% during the year.

The Fund was underweighted in mortgage-backed securities (MBS) during the year, which also contributed positively to performance as this was one of the worst performing sectors within the Index during this time. Investment grade corporate bonds were the worst performing sector within the Index during the year. Much of the sector’s underperformance occurred during the months of March and April, attributable to the downgrades of both General Motors and Ford. The Fund was underweighted in both companies throughout the year, which was beneficial to performance.

For the year, the Fund committed to purchase over $18 million of new mortgage loans to qualified buyers whose homes are built using union labor.

Our objectives are to add value through disciplined security selection and sector rotation. Our fixed income teams’ portfolio management strategies share a consistent focus on long-term fundamental value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of our process, we do not make aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates. Value is added primarily through individual security selection and sector allocation.

Our investment style reflects a deep-rooted commitment to research. Our experienced staff of credit analysts and industry specialists provides in-depth coverage of over 500 corporate debt issuers. We also draw from internal valuation tools for securities with variable cash flow characteristics, embedded options and amortization features. The process also incorporates the analysis of economic trends and credit market conditions in over 50 countries worldwide.

We place primary emphasis on investing exclusively in investment grade securities offering superior risk-adjusted yield premiums. Within the Fund’s portfolio, we attempt to carefully diversify risk at the security, industry/sector and portfolio levels. To accomplish this goal, we typically limit the Fund’s exposure to a single corporate issuer, and we take particular care to limit the contribution to duration associated with lower rated credits.

We appreciate the opportunity to serve as subadvisor to the Fund and we look forward to our continued association with the Fund and its investors.

Sincerely,

Martin J. Schafer
Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return assumes reinvestment of dividends and distributions. Statements and other information herein are dated and are subject to change. Current performance to the most recent month end may be obtained by calling 1.800.257.1872. Please see the Performance Graph in the Annual Report for complete standardized performance information.

The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. This index is not available for investment and does not incur expenses.

PERFORMANCE GRAPH

Total Returns for Periods Ending December 31, 2005	One Year	Five Years	Average Annualized Since Inception*
Builders Fixed Income Fund, Inc.	2.51%	5.07%	5.10%
Lehman Brothers Aggregate Bond Index +	2.43%	5.87%	6.11%
Lipper Intermediate Investment Grade Index ++	2.28%	5.67%	5.72%

* The Fund commenced operations on October 31, 1997.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return assumes reinvestment of dividends and distributions. Indices are unmanaged, do not incur fees, expenses, or taxes and cannot be invested in directly. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

+ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of  intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

++ The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

BUILDERS FIXED INCOME FUND, INC.
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$999.90	$1,020.59
Expenses Paid during Period*	$4.64	$4.69

*Expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Schedule of Investments
December 31, 2005
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
ASSET BACKED SECURITIES - 22.7%
Ace Securities Corp.
4.610%, 03/25/2035 (a)(b)	$300,000	$300,503
4.629%, 07/25/2035 (a)(b)	850,000	850,736
Adjustable Rate Mortgage Trust
5.119%, 11/25/2035 (a)	300,000	296,891
American Express Credit Account Master
4.499%, 11/17/2008 (a)(b)	750,000	750,784
Ameriquest Mortgage Securities, Inc.
4.680%, 03/25/2035 (b)	384,961	385,550
4.610%, 07/25/2035 (a)(b)	425,000	425,466
Banc of America Commercial Mortgage
4.648%, 09/11/2036 (b)	1,000,000	973,908
0.134%, 11/10/2038 (a)(d)(e)	3,076,558	59,910
0.051%, 07/10/2043 (a)(d)(e)	33,453,575	416,698
4.668%, 07/10/2043	600,000	578,576
4.857%, 07/10/2043 (a)	600,000	586,764
Bear Stearns Adjustable Rate Mortgage Trust
3.517%, 06/25/2034 (a)	270,000	260,857
5.170%, 08/25/2035 (a)	600,617	600,341
Bear Stearns Commercial Mortgage
6.800%, 07/15/2031 (b)	157,003	159,090
0.577%, 05/11/2039 (a)(d)(e)	2,850,567	66,016
5.468%, 06/11/2041 (a)	575,000	585,324
Bear Stearns Cos, Inc.
5.300%, 10/30/2015	105,000	104,965
Bear Stearns Cos, Inc.
5.121%, 09/27/2007 (a)(b)	750,000	757,567
Bella Vista Mortgage Trust
4.620%, 05/20/2035 (a)(b)(f)	641,276	642,386
Capital Auto Receivables Asset Trust
3.920%, 11/16/2009	500,000	488,698
Capital One Multi-Asset Execution Trust
4.589%, 12/15/2009 (a)	670,000	671,195
Carrington Mortgage Loan Trust
4.640%, 01/25/2035 (a)(b)	425,000	425,667
4.530%, 09/25/2035 (a)	569,345	569,746
Chase Commercial Mortgage Securities Co.
7.543%, 07/15/2032 (b)	2,431,119	2,547,652
Chase Credit Card Master Trust
4.569%, 05/15/2009 (a)(b)	325,000	325,181
4.719%, 02/15/2011 (a)(b)	750,000	755,486
Chase Funding Mortgage Loan Asset-Backed
4.669%, 09/25/2033 (a)	348,273	349,107
Citibank Credit Card Master Trust I
4.770%, 03/10/2011 (b)	475,000	477,567
Commercial Mortgage Pass Through Certificates
7.416%, 08/15/2033 (b)	1,500,000	1,613,835
4.049%, 10/15/2037	1,100,000	1,063,732
Countrywide Alternative Loan Trust
5.000%, 10/25/2018 (a)	396,021	389,381
5.184%, 05/20/2035 (a)(b)	676,215	680,019
Countrywide Asset-Backed Certificates
4.699%, 08/25/2032	173,616	173,895
6.080%, 04/25/2033 (a)(b)	500,000	509,143
5.150%, 06/25/2033 (a)(b)	750,000	753,971
4.659%, 09/25/2033 (a)	453,348	454,163
4.899%, 06/25/2035 (a)(b)	640,000	642,772
CS First Boston Mortgage Securities Corp.
1.429%, 03/15/2036 (a)(d)(e)	3,044,706	114,907
0.520%, 05/15/2036 (a)(d)(e)	4,296,037	74,210
0.643%, 07/15/2036 (a)(d)(e)	4,451,961	118,725
0.126%, 11/15/2037 (a)(d)(e)	6,551,919	142,393
7.641%, 09/15/2041 (a)	130,000	141,157
DLJ Mortgage Acceptance Corp.
6.990%, 10/15/2030 (d)	545,000	559,385
First NLC Trust
4.680%, 09/25/2035 (a)(b)	580,000	579,660
First Union National Bank Commercial Mtg
8.087%, 05/15/2032	250,000	276,969
First USA Credit Card Master Trust
4.510%, 11/19/2008 (a)(b)	750,000	750,718
1.974%, 01/12/2009 (a)(b)	750,000	750,908
GE Capital Commercial Mortgage Corp.
0.640%, 03/10/2040 (a)(d)(e)	5,981,341	146,310
4.978%, 05/10/2043	1,265,000	1,248,173
5.333%, 11/10/2045 (a)	1,200,000	1,215,349
GMAC Commercial Mortgage Securities, Inc.
0.890%, 03/10/2038 (a)(d)(e)	4,363,180	146,511
GMAC Mortgage Corp. Loan Trust
4.440%, 08/25/2035 (a)	950,000	950,867
Greenwich Capital Commercial Funding Co.
0.362%, 06/10/2036 (a)(d)(e)	30,629,921	445,788
HSI Asset Securitization Corp. Trust
4.510%, 08/25/2035 (a)	491,547	491,957
IMPAC CMB Trust
4.880%, 10/25/2033 (a)(b)	214,130	214,358
4.689%, 04/25/2035 (a)(b)	414,258	414,433
Indymac Index Mortgage Loan Trust
4.610%, 04/25/2035 (a)(b)	431,918	431,430
4.680%, 08/25/2035 (a)(b)	769,098	767,315
JP Morgan Chase Commercial Mortgage Securities
1.161%, 01/12/2039 (a)(d)(e)	4,271,879	179,073
0.071%, 01/15/2042 (a)(d)(e)	6,785,105	127,485
JP Morgan Mortgage Trust
4.970%, 10/25/2035 (a)	750,000	736,862
KeyCorp
7.617%, 05/15/2032 (b)	55,039	55,031
LB-UBS Commercial Mortgage Trust
7.950%, 05/15/2015 (a)(b)	599,530	614,890
4.310%, 02/15/2030	1,100,000	1,069,690
0.186%, 03/15/2036 (a)(d)(e)	2,839,117	84,044
0.133%, 07/15/2040 (a)(d)(e)	15,859,069	354,577

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
LB-UBS Commerical Mortgage Trust
4.904%, 06/15/2026 (b)	$500,000	$500,001
1.197%, 03/15/2036 (a)(d)(e)	2,622,308	105,325
0.719%, 08/15/2036 (a)(d)(e)	3,467,203	94,994
Long Beach Mortgage Loan Trust
4.909%, 06/25/2034 (a)(b)	170,000	170,474
4.490%, 07/25/2035 (a)	565,373	565,807
MBNA Credit Card Master Note Trust
4.749%, 10/15/2009 (a)	750,000	753,035
Merrill Lynch Mortgage Investors, Inc.
4.939%, 01/25/2035 (a)(b)	670,000	673,190
4.871%, 07/25/2035 (a)(b)	601,370	602,664
Merrill Lyunch Mortgage Investors, Inc.
7.120%, 06/18/2029	23,510	23,676
Morgan Stanley ABS Capital I
4.480%, 08/25/2035 (a)	372,225	372,487
Morgan Stanley Capital I
1.050%, 01/13/2041 (a)(d)(e)	2,460,850	106,164
MSDWCC Heloc Trust
4.569%, 07/25/2017 (a)(b)	422,694	423,017
New Century Home Equity Loan Trust
5.099%, 01/25/2034 (a)(b)	750,000	755,638
4.649%, 07/25/2035 (a)	450,000	450,867
Option One Mortgage Loan Trust
4.909%, 05/25/2034 (a)(b)	475,000	476,729
5.429%, 05/25/2034 (a)(b)	475,000	475,292
4.680%, 11/25/2034 (a)	166,295	166,580
Providian Master Note Trust
5.100%, 11/15/2012 (a)(d)	600,000	601,620
Residential Asset Securities Corp.
4.970%, 12/25/2033 (a)(b)	750,000	753,941
4.650%, 07/25/2035 (a)(b)	725,000	725,445
SACO I Trust
4.650%, 04/25/2035 (a)	524,420	524,787
Saxon Asset Securities Trust
4.599%, 05/25/2035 (a)(b)	725,000	726,034
Specialty Underwriting & Residential Finance
4.889%, 02/25/2035 (a)(b)	325,000	326,057
Wachovia Bank Commercial Mortgage Trust
0.098%, 11/15/2035 (a)(d)(e)	11,710,529	148,408
0.467%, 10/15/2041 (a)(d)(e)	15,407,893	318,866
0.299%, 03/15/2042 (a)(d)(e)	24,209,313	356,046
4.935%, 04/15/2042 (a)	1,175,000	1,155,047
Washington Mutual, Inc.
3.804%, 06/25/2034 (a)	450,000	432,653
4.690%, 05/25/2035 (a)	215,000	210,694
4.799%, 07/25/2044 (a)(b)	470,804	472,088
4.909%, 01/25/2045 (a)(b)	549,385	554,489
4.650%, 04/25/2045 (b)	314,841	314,308
4.610%, 05/25/2045 (a)(b)	314,841	313,991
4.670%, 07/25/2045 (a)	787,580	786,422
Wells Fargo & Co.
4.745%, 12/25/2033 (a)	3,474,139	3,377,412
4.984%, 10/25/2035	482,179	479,316
Wells Fargo Home Equity Trust
4.879%, 04/25/2034 (a)(b)	350,000	350,221
WFS Financial Owner Trust
4.500%, 05/17/2013 (a)	320,000	315,162
TOTAL ASSET BACKED SECURITIES (Cost $54,890,611)		$54,855,664
CORPORATE BONDS - 35.6%
Financial Services - 9.1%
ACE Limited
6.000%, 04/01/2007	430,000	434,704
Ameriprise Financial, Inc.
5.350%, 11/15/2010	295,000	297,336
Arch Capital Group Ltd.
7.350%, 05/01/2034	505,000	571,577
ASIF Global Financing
4.544%, 05/30/2006 (a)(b)(d)	750,000	750,560
Berkley WR Corp.
5.125%, 09/30/2010	530,000	526,990
5.875%, 02/15/2013	80,000	80,962
Berkshire Hathaway Finance Corp.
4.750%, 05/15/2012	195,000	193,027
Capital One Bank
6.875%, 02/01/2006 (a)	525,000	526,771
5.000%, 06/15/2009 (a)	440,000	438,463
Capital One Financial Corp.
4.800%, 02/21/2012	95,000	92,291
Citigroup, Inc.
4.518%, 05/18/2010 (a)(b)	725,000	726,629
5.300%, 01/07/2016	240,000	242,432
CNA Financial Corp.
5.850%, 12/15/2014	350,000	353,107
Countrywide Financial Corp.
4.770%, 12/19/2008 (a)	290,000	290,158
Countrywide Home Loans, Inc.
5.500%, 08/01/2006 (a)(b)	750,000	753,166
E*Trade Financial Corp.
7.375%, 09/15/2013 (d)	100,000	101,750
Farmers Exchange Capital
7.050%, 07/15/2028 (d)	200,000	212,152
General Electric Capital Corp.
6.750%, 03/15/2032 (a)	115,000	135,441
Goldman Sachs Group, Inc.
5.250%, 10/15/2013	525,000	525,704
Goldman Sachs Group, Inc.
5.150%, 01/15/2014	175,000	174,130
HSBC Finance Capital Trust IX
5.911%, 11/30/2035	115,000	116,194
HSBC Finance Corp.
6.500%, 01/24/2006	410,000	410,076

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
CORPORATE BONDS (continued)
Financial Services (continued)
HSBC Finance Corp. (continued)
4.625%, 01/15/2008	$250,000	$248,471
4.125%, 12/15/2008	200,000	195,425
4.750%, 07/15/2013	275,000	266,114
HSBC Finance Corp.
4.125%, 11/16/2009	425,000	410,694
ING Groep NV
5.775%, 12/29/2049 (a)	240,000	243,697
iStar Financial, Inc.
4.830%, 03/03/2008 (a)	350,000	349,869
5.150%, 03/01/2012	400,000	387,884
JP Morgan Chase & Co.
4.750%, 03/01/2015	475,000	460,002
5.250%, 05/01/2015	750,000	747,302
Key Bank NA
4.320%, 08/08/2007 (a)	375,000	375,303
Lehman Brothers Holdings E-Capital Trust
5.150%, 08/19/2065 (a)(d)	60,000	60,222
Lehman Brothers Holdings, Inc.
5.000%, 01/14/2011	300,000	299,707
Liberty Mutual Group, Inc.
7.000%, 03/15/2034 (d)	155,000	160,335
Markel Corp.
6.800%, 02/15/2013	525,000	552,979
MBIA Global Funding LLC
4.370%, 02/20/2007 (a)(b)(d)	600,000	600,098
MBNA Corp.
4.721%, 05/05/2008 (a)(b)	425,000	428,366
Merrill Lynch & Co., Inc.
6.000%, 02/17/2009	250,000	257,991
Metropolitan Life Global Funding I
4.647%, 03/17/2009 (a)(b)(d)	750,000	750,695
Morgan Stanley
4.643%, 01/31/2006 (a)(b)	500,000	500,128
3.625%, 04/01/2008	250,000	243,682
4.750%, 04/01/2014	740,000	710,900
PNC Funding Corp.
5.750%, 08/01/2006	535,000	537,675
Pricoa Global Funding I
4.681%, 12/22/2006 (a)(b)(d)	700,000	701,676
SLM Corp.
4.340%, 07/25/2009 (a)(b)	550,000	549,934
St. Paul Travelers Cos., Inc.
5.750%, 03/15/2007	560,000	563,109
Synovus Financial Corp.
5.125%, 06/15/2017	210,000	207,312
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	250,000	254,058
Travelers Property Casualty Corp.
3.750%, 03/15/2008	120,000	117,098
Unumprovident Finance Co., Plc
6.850%, 11/15/2015 (d)	235,000	245,221
VTB Capital SA
5.250%, 09/21/2007 (a)(d)	225,000	225,000
Wachovia Bank
7.800%, 08/18/2010 (a)	600,000	674,119
Wachovia Bank NA
4.875%, 02/01/2015 (a)	350,000	341,943
Wachovia Corp.
5.250%, 08/01/2014	325,000	325,987
Washington Mutual Bank NA
6.875%, 06/15/2011 (a)	220,000	237,933
Wells Fargo & Co.
3.120%, 08/15/2008 (f)	225,000	215,789
XL Cap Ltd
5.250%, 09/15/2014	495,000	483,991
		21,884,329
Industrial - 21.5%
Abitibi-Consolidated Co. of Canada
8.375%, 04/01/2015	100,000	96,250
Advanstar Communications, Inc.
10.750%, 08/15/2010	150,000	165,187
Affiliated Computer Services, Inc.
5.200%, 06/01/2015	120,000	102,001
Ainsworth Lumber Co., Ltd
7.250%, 10/01/2012	100,000	90,500
Allied Waste North America
9.250%, 09/01/2012	200,000	217,500
Alpha Natural Resources LLC
10.000%, 06/01/2012	125,000	135,781
Alpharma, Inc.
8.625%, 05/01/2011	150,000	163,687
Amerada Hess Corp.
7.300%, 08/15/2031	275,000	319,246
America Honda Finance Corp.
4.577%, 03/08/2007 (a)(d)	200,000	200,378
America Movil Sa De CV
4.841%, 04/27/2007 (a)(b)	500,000	502,250
5.500%, 03/01/2014	520,000	514,852
American Honda Finance Corp.
4.650%, 09/11/2006 (a)(b)(d)	650,000	651,217
American Media Operation, Inc.
10.250%, 05/01/2009	350,000	321,125
Amerisourcebergen Corp.
5.625%, 09/15/2012 (d)	245,000	246,225
AMF Bowling Worldwide, Inc.
10.000%, 03/01/2010	150,000	149,437
Amh Hldgs, Inc.
11.250%, 03/01/2014 (a)	125,000	61,875
Asbury Automotive Group, Inc.
8.000%, 03/15/2014	100,000	96,000
AT&T Corp.
9.050%, 11/15/2011	275,000	304,737
Beazer Homes USA, Inc.
8.375%, 04/15/2012	200,000	209,000

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
CORPORATE BONDS (continued)
Industrial (continued)
Bellsouth Corp.
4.750%, 11/15/2012	$265,000	$258,608
6.875%, 10/15/2031	150,000	165,177
Biovail Corp.
7.875%, 04/01/2010	100,000	104,125
Block Communications, Inc.
8.250%, 12/15/2015 (d)	100,000	99,500
Borden US Finance Corp.
9.000%, 07/15/2014 (d)	150,000	149,250
British Telecommunications PLC
8.375%, 12/15/2010	775,000	883,135
BSKYB Finance UK Plc
5.625%, 10/15/2015 (d)	230,000	229,362
Bunge Ltd Finance Corp.
4.375%, 12/15/2008	725,000	712,976
5.100%, 07/15/2015 (d)	250,000	242,330
Cadmus Communications Corp.
8.375%, 06/15/2014	150,000	154,875
Canadian Oil Sands Ltd
4.800%, 08/10/2009 (d)	500,000	492,654
Case New Holland, Inc.
9.250%, 08/01/2011	125,000	134,375
Caterpillar Financial Services Corp.
4.226%, 07/27/2007 (a)(b)	600,000	600,562
5.050%, 12/01/2010	250,000	250,798
Celestica, Inc.
7.875%, 07/01/2011	150,000	151,875
Celulosa Arauco Y Constitucion SA
5.125%, 07/09/2013	100,000	96,845
Certegy, Inc.
4.750%, 09/15/2008	150,000	150,046
Charter Communications Operating LLC
8.375%, 04/30/2014 (d)	200,000	200,000
CHC Helicopter Corp.
7.375%, 05/01/2014	125,000	127,031
Chesapeake Energy Corp.
6.625%, 01/15/2016	125,000	127,187
Chevron Phillips Chemical Co., LLC
5.375%, 06/15/2007	250,000	250,907
7.000%, 03/15/2011	165,000	177,474
Choctaw Resort Development Enterprise
7.250%, 11/15/2019 (a)(d)	97,000	99,061
Cia Brasileira de Bebidas
10.500%, 12/15/2011	150,000	185,250
8.750%, 09/15/2013	155,000	181,931
Cinemark USA, Inc.
9.000%, 02/01/2013	100,000	106,250
Cintas Corp No. 2
5.125%, 06/01/2007	100,000	100,285
Columbus McKinnon Corp/NY
10.000%, 08/01/2010	98,000	109,025
Comcast Corp.
5.500%, 03/15/2011	375,000	377,456
Comcast Corp.
7.050%, 03/15/2033	150,000	162,447
Communications & Power Industries, Inc.
8.000%, 02/01/2012	125,000	125,312
Compton Petroleum Finance Corp.
7.625%, 12/01/2013 (d)	100,000	102,750
Cooper Cameron Corp.
2.650%, 04/15/2007	350,000	338,507
Coors Brewing Co.
6.375%, 05/15/2012	100,000	106,107
Corning, Inc.
8.300%, 04/04/2025 (f)	150,000	155,946
Corrections Corp of America
7.500%, 05/01/2011	150,000	156,000
Cott Beverages USA, Inc.
8.000%, 12/15/2011	125,000	128,750
Coventry Health Care, Inc.
5.875%, 01/15/2012	475,000	482,125
Cox Communications, Inc.
7.125%, 10/01/2012	290,000	311,145
COX Communications,Inc.
4.625%, 01/15/2010	125,000	121,116
CRH America, Inc.
6.950%, 03/15/2012	150,000	163,411
6.400%, 10/15/2033	175,000	192,091
Crystal US Holdings 3 LLC
0.000%, 10/01/2014 (a)	225,000	164,812
CSC Holdings, Inc.
10.500%, 05/15/2016	350,000	372,750
CSK Auto, Inc.
7.000%, 01/15/2014	150,000	136,500
Cummins, Inc.
9.500%, 12/01/2010	325,000	352,625
CVS Corp.
3.875%, 11/01/2007	255,000	250,245
DaimlerChrysler NA Holding Corp.
7.250%, 01/18/2006	100,000	100,234
4.960%, 09/10/2007 (a)(b)	250,000	250,640
4.875%, 06/15/2010	455,000	444,693
Devon Financing Corp ULC
7.875%, 09/30/2031	200,000	254,936
Dex Media Finance Co.
8.500%, 08/15/2010	125,000	131,562
Dycom Industries, Inc.
8.125%, 10/15/2015 (d)	130,000	130,650
EchoStar DBS Corp.
6.625%, 10/01/2014	300,000	289,125
Emmis Oper Co.
6.875%, 05/15/2012	100,000	99,875
Equistar Chemicals LP/Equistar Funding Corp.
10.625%, 05/01/2011	125,000	138,125
Falconbridge Ltd.
5.375%, 06/01/2015	250,000	241,470

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
CORPORATE BONDS (continued)
Industrial (continued)
FBG Finance Ltd.
5.125%, 06/15/2015 (d)	$375,000	$365,516
Fedex Corp.
3.500%, 04/01/2009	140,000	134,146
Flextronics International Ltd.
6.250%, 11/15/2014	150,000	148,687
Foot Locker, Inc.
8.500%, 01/15/2022	150,000	159,375
Ford Motor Credit Co.
6.125%, 01/09/2006	150,000	150,065
6.500%, 01/25/2007	825,000	798,360
France Telecom SA
7.200%, 03/01/2006	135,000	135,547
7.750%, 03/01/2011	460,000	514,343
Freeport-McMoran Copper & Gold, Inc.
6.875%, 02/01/2014	125,000	126,875
Gencorp, Inc.
9.500%, 08/15/2013	100,000	108,000
General Electric Co.
5.000%, 02/01/2013	405,000	405,387
General Motors Acceptance Corp.
6.750%, 01/15/2006	815,000	815,166
6.875%, 09/15/2011	125,000	114,123
Georgia-Pacific Corp.
7.500%, 05/15/2006	275,000	278,094
Greenbrier Cos, Inc.
8.375%, 05/15/2015 (d)	100,000	102,500
Grupo Televisa SA
8.500%, 03/11/2032	50,000	60,713
Harrahs Operating Company, Inc.
5.500%, 07/01/2010	335,000	335,195
Harrahs Operating Company, Inc.
5.625%, 06/15/2006	160,000	157,471
5.750%, 10/01/2017 (d)	200,000	195,068
HCA, Inc.
6.950%, 05/01/2012	475,000	495,066
Hercules, Inc.
6.750%, 10/15/2029	125,000	120,937
Hertz Corp.
8.875%, 01/01/2014 (d)	100,000	102,375
HJ Heinz, Co.
6.428%, 12/01/2008 (a)(d)	235,000	241,566
HMH Properties, Inc.
7.875%, 08/01/2008	173,000	175,811
Husky Energy, Inc.
6.250%, 06/15/2012	175,000	183,765
6.150%, 06/15/2019	230,000	240,257
ICI Wilmington, Inc.
5.625%, 12/01/2013	180,000	179,449
Insight Midwest LP/Insight Capital, Inc.
10.500%, 11/01/2010	450,000	475,312
Intelsat Ltd.
5.250%, 11/01/2008	150,000	137,437
7.625%, 04/15/2012	50,000	40,625
Interline Brands, Inc.
11.500%, 05/15/2011	125,000	140,000
Interpublic Group Cos, Inc.
6.250%, 11/15/2014	150,000	129,750
Intertape Polymer US, Inc.
8.500%, 08/01/2014	100,000	99,203
Jefferson Smurfit Corp.
7.500%, 06/01/2013	150,000	138,750
Jorgensen Earle M Co.
9.750%, 06/01/2012	200,000	215,000
K Hovnanian Enterprises, Inc.
8.000%, 04/01/2012	150,000	155,680
Kabel Deutschland GMBH
10.625%, 07/01/2014 (d)	150,000	158,625
KB Home
9.500%, 02/15/2011	200,000	211,384
Kennametal, Inc.
7.200%, 06/15/2012	350,000	380,439
Knowledge Learning Corp., Inc.
7.750%, 02/01/2015 (d)	150,000	143,250
Kraft Foods, Inc.
4.625%, 11/01/2006	500,000	498,529
KT Corp.
4.875%, 07/15/2015 (d)	140,000	135,124
L-3 Communications Corp.
5.875%, 01/15/2015	125,000	121,875
Landrys Restaurants, Inc.
7.500%, 12/15/2014	100,000	94,000
Lyondell Chemical Co.
9.500%, 12/15/2008	132,000	139,095
Macdermid, Inc.
9.125%, 07/15/2011	150,000	159,563
Magnachip Semiconductor SA
6.875%, 12/15/2011	175,000	172,813
Massey Energy Co.
6.875%, 12/15/2013 (d)	125,000	126,719
MCI, Inc.
6.908%, 05/01/2007	200,000	202,000
7.688%, 05/01/2009 (b)	400,000	414,000
Medco Health Solutions, Inc.
7.250%, 08/15/2013	350,000	385,049
Medtronic, Inc.
4.750%, 09/15/2015 (d)	340,000	331,089
MGM Mirage, Inc.
6.625%, 07/15/2015 (d)	175,000	175,438
Mohawk Industries, Inc.
6.500%, 04/15/2007	230,000	233,715
Nalco Co.
8.875%, 11/15/2013	150,000	157,875
Nationsrent Cos, Inc.
9.500%, 05/01/2015	100,000	105,500

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc

	Principal Amount	Value
CORPORATE BONDS (continued)
Industrial (continued)
Navistar International Corp.
9.375%, 06/01/2006	$400,000	$408,000
6.250%, 03/01/2012	100,000	90,000
NBTY, Inc.
7.125%, 10/01/2015 (d)	100,000	95,750
NDCHealth Corp.
10.500%, 12/01/2012	100,000	114,750
Neenah Paper, Inc.
7.375%, 11/15/2014	175,000	158,813
Nell AF Sarl
8.375%, 08/15/2015 (d)	100,000	99,500
New Cingular Wireless Services, Inc.
7.350%, 03/01/2006	450,000	451,912
8.125%, 05/01/2012	300,000	347,065
Newell Rubbermaid, Inc.
4.000%, 05/01/2010	140,000	132,603
News America, Inc.
6.625%, 01/09/2008	375,000	386,921
4.750%, 03/15/2010	150,000	147,876
6.200%, 12/15/2034	250,000	249,155
Nexen, Inc.
5.050%, 11/20/2013	370,000	365,278
7.875%, 03/15/2032	125,000	154,757
Nextel Communications, Inc.
5.950%, 03/15/2014	580,000	583,786
Nissan Motor Acceptance Corp.
4.625%, 03/08/2010 (d)	285,000	278,745
Noble Group Ltd
6.625%, 03/17/2015 (d)	200,000	184,546
NORBORD, Inc.
7.250%, 07/01/2012	185,000	194,031
Northwest Airlines Corp.
7.575%, 09/01/2020	41,424	41,730
Northwestern Bell Telephone
6.250%, 01/01/2007	200,000	200,000
Occidental Petroleum Corp.
4.000%, 11/30/2007 (f)	250,000	245,336
Omnicare, Inc.
6.750%, 12/15/2013	50,000	50,813
6.875%, 12/15/2015	200,000	204,000
Owens-Brockway Glass Container, Inc.
8.875%, 02/15/2009	275,000	288,406
8.750%, 11/15/2012	150,000	162,000
Pacificare Health Systems
10.750%, 06/01/2009	400,000	429,000
Paramount Resources Ltd
8.500%, 01/31/2013	125,000	129,063
PCCW HKT Capital Ltd.
5.250%, 07/20/2015 (d)	375,000	360,143
Penn Natl Gaming, Inc.
8.875%, 03/15/2010	150,000	158,250
Pep Boys Manny Moe & Jack
7.500%, 12/15/2014	125,000	111,875
Petro-Canada
5.950%, 05/15/2035	105,000	106,886
Phillips-Van Heusen
8.125%, 05/01/2013	200,000	212,000
Pilgrim's Pride Corp.
9.625%, 09/15/2011	130,000	139,100
Plastipak Hldgs, Inc.
8.500%, 12/15/2015 (d)	100,000	101,500
Plum Creek Timberlands LP
5.875%, 11/15/2015	110,000	111,635
Progress Rail Services Corp.
7.750%, 04/01/2012 (d)	75,000	77,156
Quest Diagnostics, Inc.
5.450%, 11/01/2015 (d)	215,000	217,017
Reed Elsevier Capital, Inc.
4.821%, 06/15/2010 (a)	550,000	552,383
Residential Capital Corp.
5.896%, 06/29/2007 (a)(b)	425,000	426,232
Rhodia SA
10.250%, 06/01/2010	100,000	110,000
Rio Tinto Finance USA Ltd
5.750%, 07/03/2006	500,000	502,682
Rite Aid Corp.
9.500%, 02/15/2011	200,000	212,000
Riviera Holdings Corp.
11.000%, 06/15/2010	125,000	135,156
RJ Reynolds Tobacco Holdings, Inc.
6.500%, 07/15/2010 (d)	100,000	100,000
Royal Caribbean Cruises Ltd.
7.000%, 10/15/2007	250,000	257,363
Safeway, Inc.
5.800%, 08/15/2012	215,000	216,390
Samsonite Corp.
8.875%, 06/01/2011	150,000	156,000
SBC Communications, Inc.
5.750%, 05/02/2006	575,000	576,501
Schering-Plough Corp.
5.550%, 12/01/2013	165,000	168,364
Seagate Technology HDD Holdings
8.000%, 05/15/2009	350,000	369,250
Select Medical Corp.
7.625%, 02/01/2015	150,000	145,125
Sequa Corp.
9.000%, 08/01/2009	150,000	160,125
Service Corporation International
7.250%, 06/15/2017 (d)	125,000	124,688
Sheridan Group, Inc.
10.250%, 08/15/2011	125,000	129,219
Southwest Airlines Co.
5.496%, 11/01/2006	500,000	502,381

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
CORPORATE BONDS (continued)
Industrial (continued)
Sprint Capital Corp.
6.900%, 05/01/2019	$225,000	$248,364
Stanadyne Corp.
10.000%, 08/15/2014	150,000	144,750
Standard Pacific Corp.
9.250%, 04/15/2012	150,000	155,063
Sunguard Data System, Inc.
8.525%, 08/15/2013 (a)(d)	120,000	124,800
Superior Essex Communications LLC
9.000%, 04/15/2012	150,000	148,500
Swift Energy Co.
9.375%, 05/01/2012	175,000	189,000
Talisman Energy, Inc.
5.125%, 05/15/2015	215,000	213,473
Telecom Italia Capital SA
4.000%, 01/15/2010	700,000	667,323
4.730%, 02/01/2011 (a)	265,000	266,538
5.250%, 10/01/2015	225,000	218,949
Telefonica Europe BV
7.750%, 09/15/2010	250,000	274,025
Telefonos de Mexico SA de CV
4.500%, 11/19/2008	90,000	88,596
Telstra Corp Ltd
6.375%, 04/01/2012	235,000	249,259
Telus Corp.
7.500%, 06/01/2007	675,000	697,260
Tenneco, Inc.
10.250%, 07/15/2013	125,000	137,188
Terex Corp.
7.375%, 01/15/2014	150,000	149,250
Tesoro Corp.
6.250%, 11/01/2012 (d)	235,000	237,350
Thomas & Betts Corp.
6.625%, 05/07/2008	240,000	246,316
Time Warner Entertainment Co. LP
8.375%, 03/15/2023	365,000	423,072
Time Warner, Inc.
6.125%, 04/15/2006	250,000	250,769
7.625%, 04/15/2031	130,000	145,203
Transdigm, Inc.
8.375%, 07/15/2011	105,000	111,038
Trimas Corp.
9.875%, 06/15/2012	100,000	83,000
TRW Automotive, Inc.
9.375%, 02/15/2013	100,000	108,750
United Components, Inc.
9.375%, 06/15/2013	150,000	150,000
United Rentals North America, Inc.
6.500%, 02/15/2012	100,000	97,875
United Surgical Partners International
10.000%, 12/15/2011	150,000	162,375
UNOVA, Inc.
7.000%, 03/15/2008	200,000	201,000
US Oncology, Inc.
9.000%, 08/15/2012	150,000	161,250
Valero Energy Corp.
7.375%, 03/15/2006	250,000	250,882
Valspar Corp.
6.000%, 05/01/2007	200,000	201,862
Verizon Global Funding Corp.
4.900%, 09/15/2015	250,000	242,461
5.850%, 09/15/2035	120,000	116,039
Verizon Wireless Capital LLC
5.375%, 12/15/2006	500,000	501,761
Visant Corp.
7.625%, 10/01/2012	125,000	126,250
Warner Music Group
7.375%, 04/15/2014	150,000	149,625
Waste Management, Inc.
5.000%, 03/15/2014	150,000	147,272
Westlake Chemical Corp.
8.750%, 07/15/2011	125,000	134,375
WH Holdings Ltd.
9.500%, 04/01/2011	150,000	162,750
Yum! Brands, Inc.
8.500%, 04/15/2006	350,000	353,444
7.700%, 07/01/2012	435,000	481,264
		51,942,821
Real Estate Investment Trust - 0.4%
American Real Estate Partners LP
7.125%, 02/15/2013 (d)	125,000	125,625
Brandywine Operating Partnership LP
5.625%, 12/15/2010	155,000	155,281
Simon Property Group LP
5.375%, 08/28/2008	90,000	90,511
4.600%, 06/15/2010	85,000	82,945
Thornburg Mortgage, Inc.
8.000%, 05/15/2013	100,000	99,000
United Dominion Realty Trust, Inc.
6.500%, 06/15/2009	250,000	260,789
		814,151
Supranational - 0.1%
Fondo Latinoamerican de Reservas
3.000%, 08/01/2006 (d)	310,000	306,803
Utilities - 4.5%
Amerenenergy Generating Co.
7.950%, 06/01/2032	45,000	57,113
Amerenue
5.400%, 02/01/2016	240,000	242,385
Arizona Public Service Co.
6.500%, 03/01/2012	500,000	534,609
Boardwalk Pipelines LLC
5.500%, 02/01/2017	145,000	144,104
Buckeye Partners LP
4.625%, 07/15/2013	300,000	286,999

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	PrincipalAmount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Carolina Power & Light Co.
5.250%, 12/15/2015	$175,000	$175,115
Centerpoint Energy Houston Electric LLC
5.700%, 03/15/2013	250,000	258,295
Colorado Interstate Gas Co.
6.800%, 11/15/2015 (d)	100,000	102,678
Consolidated Natural Gas Co.
5.000%, 03/01/2014	125,000	122,364
Dayton Power & Light Co.
5.125%, 10/01/2013	250,000	249,254
Detroit Edison Co.
5.700%, 10/01/2037	240,000	237,164
Dominion Resources, Inc.
4.821%, 09/28/2007 (a)	290,000	290,272
Duquesne Light Holdings, Inc.
5.500%, 08/15/2015	285,000	280,374
Enbridge Energy Partners LP
4.000%, 01/15/2009	85,000	82,032
Energy East Corp.
6.750%, 06/15/2012	50,000	54,136
Entergy Gulf States, Inc.
5.207%, 12/08/2008 (a)(d)	255,000	255,151
Enterprise Products Operating LP
4.000%, 10/15/2007	725,000	710,150
5.750%, 03/01/2035	155,000	142,995
Exelon Corp.
4.450%, 06/15/2010	120,000	116,179
FirstEnergy Corp.
6.450%, 11/15/2011	180,000	191,032
Florida Power & Light Co.
5.400%, 09/01/2035	240,000	235,081
Inergy L P & Inergy Fin Corp.
6.875%, 12/15/2014	150,000	137,250
Jersey Central Power & Light
5.625%, 05/01/2016	155,000	159,936
Korea East-West Power Co., Ltd
4.875%, 04/21/2011 (d)	105,000	103,497
National Fuel Gas Co.
5.250%, 03/01/2013	250,000	249,073
Niagara Mohawk Power Corp.
7.750%, 05/15/2006	390,000	394,207
Nisource Finance Corp.
3.200%, 11/01/2006	130,000	128,146
Northern States Power-Minnesota
5.250%, 07/15/2035	155,000	149,568
Ohio Pwr Co.
4.850%, 01/15/2014	250,000	243,179
Oncor Electric Delivery Co.
7.000%, 05/01/2032	135,000	154,092
PPL Electric Utilities Corp.
4.300%, 06/01/2013	250,000	238,212
PPL Energy Supply LLC
5.400%, 08/15/2014	220,000	218,925
Progress Energy, Inc.
6.750%, 03/01/2006	325,000	326,033
PSEG Power LLC
6.950%, 06/01/2012	350,000	379,794
PSI Energy, Inc.
6.120%, 10/15/2035	215,000	220,625
Reliant Energy, Inc.
6.750%, 12/15/2014	100,000	87,750
Sempra Energy
4.750%, 05/15/2009	220,000	217,089
Southern California Edison Co.
5.000%, 01/15/2016	255,000	252,599
Southern California Edison Co.
5.000%, 01/15/2014	65,000	64,698
5.350%, 07/15/2035	175,000	169,918
Southern Co Capital Funding, Inc.
5.300%, 02/01/2007	560,000	559,962
Suburban Propane Partners LP
6.875%, 12/15/2013	100,000	94,000
Tenaska Oklahoma
6.528%, 12/30/2014 (d)	143,334	141,303
Tenaska Virginia Partners LP
6.119%, 03/30/2024 (d)	184,934	192,289
TXU Electric Delivery Co.
6.375%, 05/01/2012	800,000	844,693
TXU Energy Co., LLC
6.125%, 03/15/2008	100,000	101,695
Virginia Electric & Power
4.500%, 12/15/2010	225,000	219,619
Williams Cos, Inc.
6.375%, 10/01/2010 (d)	85,000	85,319
		10,900,953
TOTAL CORPORATE BONDS (Cost $86,277,867)		$85,849,057
FOREIGN GOVERNMENT NOTE/BONDS - 0.9%
United Mexican States
8.300%, 08/15/2031 (a)	100,000	128,750
Pemex Project Funding Master Trust
8.000%, 11/15/2011	300,000	337,050
Petrobras International Finance Co.
9.750%, 07/06/2011	525,000	619,500
Republic of South Africa
6.500%, 06/02/2014	250,000	270,937
United Mexican States
4.830%, 01/13/2009 (a)	330,000	335,033
8.000%, 09/24/2022 (a)	265,000	327,606
Export-Import Bank Of Korea
4.500%, 08/12/2009	160,000	157,297
TOTAL FOREIGN GOVERNMENT NOTE/BONDS (Cost $2,046,079)		$2,176,173

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	Principal Amount	Value
MORTGAGE BACKED SECURITIES - 31.6%
Federal Home Loan Mortgage Corp.
Pool #M80733, 5.500%, 03/01/2009 (b)	$193,127	$193,519
Pool #E01049, 6.000%, 09/01/2016	134,300	137,142
Pool #E85540, 6.500%, 09/01/2016	159,180	163,634
Pool #E88188, 6.000%, 02/01/2017 (b)	1,118,844	1,142,487
Pool #E01142, 6.500%, 04/01/2017	204,028	209,727
Pool #E90928, 6.000%, 07/01/2017 (b)	648,810	662,481
Pool #E90878, 5.500%, 08/01/2017 (b)	661,194	665,760
Pool #B11269, 5.000%, 12/01/2018 (b)	8,964,404	8,890,654
Pool #G01198, 7.000%, 11/01/2030	48,488	50,550
Pool #C01220, 6.500%, 09/01/2031	88,107	90,503
Pool #C01244, 6.500%, 10/01/2031	58,944	60,547
Pool #C01246, 7.000%, 10/01/2031	15,966	16,638
Pool #C01252, 6.500%, 11/01/2031	78,800	80,942
Pool #C01287, 6.500%, 01/01/2032	117,880	121,085
Pool #C70921, 6.000%, 09/01/2032	86,400	87,440
Pool #C01435, 6.000%, 12/01/2032 (b)	552,026	558,667
Pool #C01753, 5.000%, 01/01/2034	594,983	578,279
Pool #C01785, 5.000%, 02/01/2034	1,077,174	1,046,932
Pool #C01796, 5.000%, 03/01/2034	1,175,725	1,140,927
Pool #C01811, 5.000%, 04/01/2034	1,684,036	1,634,193
Pool #C01839, 5.000%, 05/01/2034	527,618	512,003
Pool #C01846, 5.000%, 06/01/2034	1,815,887	1,762,142
Pool #G08001, 5.000%, 07/01/2034	1,677,594	1,627,942
Pool #G08005, 5.500%, 08/01/2034	1,077,384	1,068,886
Pool #G08009, 5.000%, 09/01/2034	1,658,145	1,609,069
Pool #G08014, 5.000%, 10/01/2034	1,139,852	1,106,115
Pool #G08015, 5.500%, 10/01/2034	779,214	773,068
Pool #G08021, 5.500%, 11/01/2034	583,527	578,924
Pool #G08026, 5.000%, 12/01/2034	784,242	761,031
Pool #G08027, 5.500%, 12/01/2034	478,372	474,599
Pool #G08035, 5.000%, 01/01/2035	1,297,745	1,259,335
TBA, 5.500%, 01/01/2035 (c)	8,650,000	8,571,614
Pool #G08040, 5.000%, 02/01/2035	1,325,027	1,283,206
Pool #G08046, 5.500%, 03/01/2035	621,901	616,524
Pool #G08051, 5.000%, 04/01/2035	1,481,009	1,434,264
Pool #G08057, 5.000%, 05/01/2035	928,735	899,421
Pool #G08058, 5.500%, 05/01/2035	1,274,794	1,263,772
Pool #G0-8062, 5.000%, 06/01/2035	1,045,401	1,012,405
Pool #G08067, 5.000%, 07/01/2035	1,466,636	1,420,345
Pool #G08079, 5.000%, 09/01/2035	1,062,694	1,029,152
Federal National Mortgage Association
Pool #254366, 5.500%, 05/01/2009 (b)	352,310	352,833
Pool #699840, 5.000%, 04/01/2018 (b)	3,000,363	2,973,512
Pool #254720, 4.500%, 05/01/2018 (b)	648,865	633,052
TBA, 4.500%, 01/01/2021 (c)	1,975,000	1,921,922
TBA, 5.500%, 01/01/2021 (c)	2,225,000	2,238,906
Pool #504974, 6.500%, 07/01/2029	121,748	125,417
Pool #253398, 8.000%, 07/01/2030	35,019	37,418
Pool #253436, 7.500%, 08/01/2030	18,778	19,685
Pool #253437, 8.000%, 08/01/2030	68,815	73,529
Pool #253481, 8.000%, 09/01/2030	70,121	74,925
Pool #253516, 8.000%, 10/01/2030	129,327	138,187
Pool #253546, 7.500%, 11/01/2030	55,420	58,098
Pool #253547, 8.000%, 11/01/2030	126,138	134,779
Pool #253643, 7.500%, 01/01/2031	39,660	41,576
Pool #253672, 7.000%, 02/01/2031	74,841	78,150
Pool #253673, 7.500%, 02/01/2031	64,325	67,434
Pool #253711, 7.000%, 04/01/2031	128,118	133,783
Pool #253795, 7.000%, 04/01/2031	145,711	152,153
Pool #253712, 7.500%, 04/01/2031	47,496	49,773
Pool #253796, 7.500%, 04/01/2031	7,233	7,580
Pool #253842, 7.000%, 05/01/2031	133,932	139,854
Pool #253889, 6.500%, 06/01/2031	52,874	54,367
Pool #253907, 7.000%, 06/01/2031	198,194	206,956
Pool #253895, 7.000%, 07/01/2031	73,204	76,441
Pool #253949, 6.500%, 08/01/2031	39,742	40,864
Pool #253950, 7.000%, 08/01/2031	242,571	253,295
Pool #254008, 7.000%, 09/01/2031	199,909	208,747
Pool #254007, 6.500%, 10/01/2031	33,697	34,649
Pool #254050, 6.500%, 10/01/2031	29,446	30,278
Pool #254051, 7.000%, 10/01/2031	83,573	87,268
Pool #254092, 6.500%, 11/01/2031	104,857	107,818
Pool #254093, 7.000%, 11/01/2031	18,928	19,764
Pool #254147, 6.500%, 12/01/2031	147,989	152,168
Pool #254198, 6.000%, 01/01/2032	137,013	138,671
Pool #254238, 6.000%, 02/01/2032	269,778	273,053
Pool #254199, 6.500%, 02/01/2032	16,252	16,711
Pool #254263, 6.500%, 03/01/2032	202,322	207,996
Pool #254311, 6.500%, 04/01/2032	278,775	286,593
Pool #254346, 6.500%, 05/01/2032	77,915	80,100
Pool #254378, 6.500%, 06/01/2032	120,510	123,889
Pool #254406, 6.500%, 07/01/2032	360,289	370,392
Pool #254448, 6.500%, 08/01/2032	168,056	172,769
Pool #254549, 6.000%, 11/01/2032	258,193	261,168
Pool #254637, 5.500%, 01/01/2033	321,544	319,381
Pool #254638, 6.000%, 01/01/2033	71,203	72,023
Pool #254949, 5.000%, 11/01/2033	942,971	917,260
Pool #778961, 4.256%, 06/01/2034	397,802	391,318
Pool #786143, 4.389%, 07/01/2034	247,383	244,435
Pool #735341, 4.342%, 12/01/2034	628,085	619,734
Pool #810063, 4.656%, 03/01/2035	676,805	669,620
TBA, 5.500%, 01/01/2036 (c)	3,010,000	2,980,839
TBA, 6.000%, 01/01/2036 (c)	8,900,000	8,983,437
Government National Mortgage Association
Pool #448335, 6.500%, 04/15/2031 (b)	303,472	317,283

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

	PrincipalAmount	Value
MORTGAGE BACKED SECURITIES (continued)
Government National Mortgage Association (continued)
Pool #3150, 6.500%, 10/20/2031	$513,158	$532,829
Pool #3187, 6.000%, 01/20/2032 (b)	848,668	868,425
Pool #581950, 7.500%, 03/15/2032	13,204	13,889
TOTAL MORTGAGE BACKED SECURITIES (Cost $77,126,725)		$76,182,920
U.S. GOVERNMENT AGENCY ISSUES - 3.6%
Federal Home Loan Bank
4.875%, 11/15/2006 (b)	2,420,000	2,422,802
Federal Home Loan Mortgage Corp.
4.625%, 05/28/2013 (f)	280,000	268,828
4.500%, 07/15/2013	1,600,000	1,572,943
Federal National Mortgage Association
3.875%, 11/17/2008 (b)	2,000,000	1,951,242
7.250%, 05/15/2030 (b)	1,900,000	2,522,693
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $8,312,886)		$8,738,508
U.S. TREASURY OBLIGATIONS - 19.6%
U.S. Treasury Bond - 6.0%
7.250%, 05/15/2016	2,200,000	2,702,049
7.500%, 11/15/2016	2,400,000	3,015,377
8.125%, 08/15/2019	1,800,000	2,442,517
6.250%, 08/15/2023	1,800,000	2,150,017
6.250%, 05/15/2030	1,500,000	1,863,399
5.375%, 02/15/2031 (b)	2,150,000	2,415,727
		14,589,086
U.S. Treasury Inflation Indexed Bond - 2.1%
3.875%, 01/15/2009	725,000	925,693
4.250%, 01/15/2010	1,250,000	1,604,646
2.000%, 01/15/2014	2,300,000	2,465,973
		4,996,312
U.S. Treasury Note - 9.9%
3.625%, 07/15/2009	4,750,000	4,635,335
3.500%, 02/15/2010	5,350,000	5,176,548
5.000%, 02/15/2011	3,225,000	3,322,633
4.875%, 02/15/2012	2,500,000	2,567,482
4.250%, 08/15/2013	2,100,000	2,081,873
4.000%, 02/15/2014	1,300,000	1,265,165
4.750%, 05/15/2014	1,200,000	1,229,579
4.250%, 11/15/2014	3,650,000	3,608,653
		23,887,268
U.S. Treasury Strip - 1.6%
9.875%, 11/15/2015 (b)	3,250,000	2,098,837
9.000%, 11/15/2018	1,850,000	1,030,348
6.875%, 08/15/2025	1,750,000	708,815
		3,838,000
TOTAL U.S. TREASURY OBLIGATIONS (Cost $47,679,129)		$47,310,666
	Shares	Value
PROLOAN PIPELINE - 2.8%
When-Issued Commitments	-	$6,746,634
TOTAL PROLOAN PIPELINE (Cost $7,046,289)		$6,746,634
PrincipalAmount	Value
SHORT TERM INVESTMENTS - 5.6%
Commercial Paper - 5.4%
Burlington North
4.200%, 01/03/2006	$2,500,000	$2,499,125
Chevron Phillips Chemical Co., LLC
4.200%, 01/03/2006	10,000,000	9,996,500
Cox Enterprises, Inc.
4.669%, 02/15/2006	525,000	525,000
		13,020,625
Money Markets - 0.2%
First American Prime Obligations Fund
3.929%	381,059	381,059
TOTAL SHORT TERM INVESTMENTS (Cost $13,403,142)		$13,401,684
Total Investments (Cost $296,782,728) - 122.4%		$295,261,306
Liabilities in Excess of Other Assets - (22.4)%		(53,949,508)
TOTAL NET ASSETS - 100.0%		$241,311,798

See notes to the financial statements.

Schedule of Investments
December 31, 2005 - continued
Builders Fixed Income Fund, Inc.

Footnotes

Percentages are stated as a percent of net assets.

(a)	Variable rate security. The rate listed is as of December 31, 2005.
(b)	Security segregated at custodian for "when-issued" commitments, short sales and reverse repurchase agreements.
(c)	To be announced.
(d)	Restricted
(e)
Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of prinicpal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows as of December 31, 2005.

(f)	Callable by issuer.

See notes to the financial statements.

BUILDERS FIXED INCOME FUND, INC.
Sector Breakdown
December 31, 2005 (Unaudited)

Percentage of Total Investments
Agency	3.67%
Asset-Backed Securities	9.39%
Collateralized Mortgage Obligations	5.37%
Commercial Mortgage Backed Securities	7.73%
Corporates	37.05%
Governments	20.37%
Mortgage-Backed Securities	21.59%
ProLoan Commitments	2.71%
ProLoan Pipeline	-2.76%
Reverse Repurchase Agreements	-10.32%
Cash & Equivalent	5.20%
Total	100.00%

BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2005

ASSETS
Investments in securities, at value (cost $296,782,728)	$295,261,306
Cash	389,951
Receivables:
Fund shares sold	811,375
Interest	2,493,764
Investment securities sold	12,084,822
ProLoan extension fees	4,681
ProLoan origination fees	5,657
Unrealized appreciation on swaps (Note 7)	88,833
Other assets	25,273
Total assets	311,165,662

LIABILITIES
Payables:
Investment securities purchased	24,694,724
Investment securities purchased - when issued	7,046,289
Reverse repurchase agreement, at value (cost $24,950,227) (Note 5)	24,711,562
Securities sold short, at fair value (proceeds $12,065,648) (Note 6)	12,161,728
Interest on securities sold short	127,589
Distribution to shareholders	865,778
Fund shares purchased	456
ProLoan commitment fees (Note 1)	32,412
Due to manager (Note 3)	2,968
Due to distribution coordinator (Note 3)	12,908
Due to directors	193
Unrealized depreciation on swaps (Note 7)	118,932
Accrued expenses	78,325
Total liabilities	69,853,864

NET ASSETS	$241,311,798

Net asset value, offering and redemption price per share
($241,311,798/16,701,410 shares outstanding, unlimited number of shares authorized without par value)	$$14.45

COMPONENTS OF NET ASSETS
Paid-in capital	$244,979,358
Accumulated net investment loss	(240,114)
Accumulated net realized loss on investments	(1,779,845)
Net unrealized depreciation on investments	(1,647,601)
Net assets	$241,311,798

See accompanying Notes to Financial Statements

BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest income (net of foreign taxes withheld of $2,859)	$12,522,465

Expenses:
Subadvisory fees	393,677
Management fees	357,888
Distribution fees	238,592
Fund accounting fees	155,670
Administration fees	94,265
Professional fees	64,343
Custody fees	50,051
CCO fees	48,000
Insurance expense	30,233
Transfer agent fees	29,414
Miscellaneous	15,543
Director fees	10,971
Registration expense	1,015
Interest expense	596,511
Total Expense	2,086,173
Less: Expense reimbursement (Note 3)	(58,048)
Net expenses	2,028,125
Net investment income	10,494,340

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	494,097
Net unrealized depreciation on investments	(5,054,597)
Net realized and unrealized loss on investments	(4,560,500)

Net increase in net assets resulting from operations	$5,933,840

See accompanying Notes to Financial Statements

BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS at December 31, 2005

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$10,494,340	$9,944,906
Net realized gain on investments	494,097	2,341,726
Net unrealized depreciation on investments	(5,054,597)	(3,421,147)
Net increase in net assets resulting from operations	5,933,840	8,865,485

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,379,604)	(10,299,920)
Tax return of capital	(297,544)	-
Total distributions to shareholders	(10,677,148)	(10,299,920)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,560,595	3,863,672
Net asset value of shares issued on reinvestment of distributions	9,993,733	9,561,546
Cost of shares redeemed	(2,252,680)	(34,615,730)
Net increase (decrease) from capital share transactions	9,301,648	(21,190,512)

Total increase (decrease) in net assets	4,558,340	(22,624,947)

NET ASSETS
Beginning of year	236,753,458	259,378,405
End of year (including undistributed net investment loss of ($240,114) and ($354,850), respectively)	$241,311,798	$236,753,458

CHANGE IN SHARES
Shares sold	106,582	260,138
Shares issued on reinvestment of distributions	684,775	649,534
Shares redeemed	(154,316)	(2,368,166)
Net increase (decrease)	637,041	(1,458,494)

See accompanying Notes to Financial Statements

BUILDERS FIXED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

For a share outstanding throughout each year.

	Year Ended December 31,
	2005		2004	2003	2002	2001
Net asset value, beginning of year	$14.74		$14.80	$15.02	$14.48	$14.43
Income from investment operations:
Net investment income	0.66		0.60	0.64	0.79	0.91
Net realized and unrealized gain (loss) on investments	(0.30)		(0.04)	(0.22)	0.54	0.05
Total from investment operations	0.36		0.56	0.42	1.33	0.96

Less distributions:
From net investment income	(0.63)		(0.62)	(0.64)	(0.79)	(0.91)
From realized gain	-		-	-	-	-
Tax return of capital distribution	(0.02)		-	-	-	-
Total distributions	(0.65)		(0.62)	(0.64)	(0.79)	(0.91)

Net asset value, end of year	$14.45		$14.74	$14.80	$15.02	$14.48

Total return	2.51%		3.87%	2.88%	9.47%	6.79%

Ratios/supplemental data:
Net assets at end of year (millions)	$241.3		$236.8	$259.4	$240.9	$229.9

Ratio of expenses to average net assets:
Before fees waived/expenses recouped - net of interest expense	0.87	%(1)	0.61%	-	-	-
Before fees waived/expenses recouped - without interest expense	0.62%		0.59%	0.58%	0.57%	0.57%
After fees waived/expenses recouped - without interest expense	0.60%		0.59%	0.58%	0.58%	0.60%

Ratio of net investment income to average net assets:
Before fees waived/expenses recouped	4.37%		4.04%	4.32%	5.42%	6.29%
After fees waived/expenses recouped	4.40%		4.04%	4.32%	5.41%	6.26%

Portfolio turnover rate	134.74%		138.45%	55.23%	85.82%	81.93%

(1) Includes interest expense of 0.25% of average net assets.

See accompanying Notes to Financial Statements

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005

NOTE 1 - ORGANIZATION

Builders Fixed Income Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund’s investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities, including at least 30% of its net assets in mortgage-backed securities that are issued or guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) and secured by ProLoan mortgages on residential homes that are built by union labor (“ProLoan mortgage-backed securities”). The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if Principal Global Investors, LLC (the “Subadviser”) determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund’s performance. The average credit rating of the Fund’s entire portfolio is at least A- or A3 as rated by S&P or Moody’s, respectively, or the equivalent rating of another rating agency. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities rated at the time of purchase A- or A3 as ranked by S&P or Moody’s, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. The Fund’s average effective duration is within 30% of the duration of the Lehman Aggregate Bond Index, which currently is 4.57 years with the current range being 3.20 and 5.94 years.

The Fund invests in different types of fixed income, variable and floating rate securities, including corporate bonds, zero coupon bonds and debentures, high yield bonds, preferred securities, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“government securities”), foreign government securities, money market instruments and derivatives. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations (“CMOs”) and asset-backed securities.

ProLoan program. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan mortgages to individuals whose homes are substantially union-built and newly constructed or substantially renovated. The Fund’s manager, Capital Mortgage Management, Inc. (the “Manager”) coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates for a period of up to 270 days to allow time for construction or renovation of the borrower’s home. Borrowers pay the Fund a commitment fee to lock in the interest rate, which is refunded to the borrower at closing. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to “float down” to a lower interest rate if interest rates decline after the borrower has locked in an interest rate on a ProLoan by paying a fee to the Fund. The ProLoan program currently is operating in the St. Louis, Missouri; Louisville, Kentucky; Milwaukee, Wisconsin; Chicago, and Southern Illinois metropolitan areas.

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted (“GAAP”) in the United States of America. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a)   Investment Valuation

Bonds and other fixed-income securities (other than short-term securities) are valued at the mean of the closing bid and asked prices, on the basis of prices provided by an independent pricing service. Short-term securities maturing more than 60 days from the valuation date for which reliable quotations are readily available are valued at current market quotations as provided by an independent pricing service or principal market maker. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition shall be valued at amortized cost using the market value on the 61st day before maturity. Short term securities maturing in 60 days or less at acquisition date shall be valued at amortized cost. Short--term securities maturing in 60 days or less are valued at amortized cost.

ProLoan Mortgage Pipeline. The Fund commits to acquire ProLoan mortgage-backed securities when such securities are issued, typically six months after the origination of the underlying ProLoans. This “pipeline” of mortgage commitments is valued at a price equal to the forward price of a six-month FNMA mortgage-backed security price as calculated below. The Fund has a contractual agreement that allows it to assign ProLoan commitments to a third party at this price, and the Manager has determined that this price is equal to no more than fair market value. The Fund’s fund accounting agent (“Fund Accountant”) uses the following formula for determining the fair market value of the Fund’s ProLoan pipeline: The Fund Accountant calculates the weighted average coupon rate of mortgage commitments in the Fund’s pipeline, based on a pipeline summary provided by the Manager. The Fund Accountant next subtracts 0.625% from the average coupon rate, and rounds the rate down to the nearest half-percent. From this coupon rate, the Fund Accountant subtracts the spread between the one- and three-month forward prices for a 30-year FNMA with an identical coupon rate, and then subtracts an additional 0.125%.

When-Issued and Forward Commitments. The Fund commits to acquire mortgage-backed securities originated through the ProLoan program on a "when-issued" basis. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, cash or liquid securities equal to the value of the when-issued or forward commitment securities will be segregated by the Fund’s custodian and will be marked to market daily. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

Fair Valued Securities. The Subadviser, on behalf of the Fund, enters into swap agreements with various counterparties and purchases newly-issued fixed income securities for which market quotations temporarily are unavailable from a pricing service. Swaps, newly issued bonds, restricted securities and any other securities for which market quotations are unavailable from an independent pricing service are valued at a fair price determined by the Subadviser in good faith according to valuation procedures adopted by the Board of Directors. The Subadviser determines “fair value” by obtaining prices from two independent broker-dealer firms and averaging the two prices, which average price is deemed the price of that security (or the price provided by one firm, if only one firm is available to provide a price for a security). If prices from broker-dealer firms or secondary market sources are not available, the Subadviser may value such securities at a price determined by its portfolio managers and analysts, based on the terms and underlying characteristics of such securities. The Subadviser is permitted to provide prices in respect of a security for which market quotations are unavailable only until such time as an independent pricing service begins supplying a price for that security and, thereafter, the security is valued at the price supplied by the pricing service.

(b)   Federal Income and Excise Taxes

The Fund intends to continue to qualify each year as a “regulated investment company” under Sub chapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c)   Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from GAAP.

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

(d)      Indemnification Obligations

Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

(e)      Other

Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

(a)      Management Fee

The Fund has a Management Agreement with the Manager, to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund’s average daily net assets; and 0.13% of average daily net assets in excess of $300 million, plus all fees payable to the Subadviser. The fee is accrued daily and payable monthly.

(b)   Subadviser Fee

The Manager has entered into an Investment Subadvisory Agreement with Principal Global Investors, LLC. At the direction of the Manager, the Fund will pay the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets.

(c)   Administration Fee

The Fund has entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”) to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervising other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

(d)   Distribution Coordinator and Distribution Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted an Amended and Restated Distribution Plan (the “Plan”). Under the Plan, the Fund is authorized to pay the Manager, as Distribution Coordinator, effective November 1, 1999, an annual rate of 0.10% of the Fund’s average daily net assets, payable monthly, to compensate the Distribution Coordinator for distribution and shareholder service activities. The Distribution Coordinator has agreed to limit the Fund’s total operating expenses to 0.60% per annum of the Fund’s average daily net assets through December 31, 2006. The Fund will reimburse the Distribution Coordinator for such expenses incurred in the previous three-year period to the extent that the reimbursement does not cause the Fund’s operating expenses to exceed the 0.60% expense limitation.

As of December 31, 2005, the cumulative unreimbursed amount paid and/or waived by the Distribution Coordinator on behalf of the Fund is $58,048. The Distribution Coordinator may recapture the amounts no later than December 31, 2008.

Additionally, the Plan authorizes the Distribution Coordinator to enter into agreements with service providers. Effective September 1, 2002, the Distribution Coordinator has entered into an agreement with Principal Life Insurance Company (the “Service Provider”) in which the Service Provider, either directly or indirectly through an affiliate, desires to provide certain distribution and shareholder services to plan sponsors and certain participants (“Plan Participants”) in qualified pension or retirement plans (“Plans”) in connection with their investment in the Fund. The Service Provider is an affiliate of the Subadviser. At the direction of the Distribution Coordinator, the Fund’s Administrator will pay the Service Provider a monthly fee equal to the average aggregate amount invested in each month in the Fund by Plans whose Plan Participants receive services provided by the Service Provider at an annual rate of 0.10%.

(e)   Officers and Directors

The officers and a director of the Fund are also officers and directors of the Manager, Distribution Coordinator and Administrator. Directors who are not “interested persons” of the Fund, as defined by the 1940 Act, are entitled to receive from the Fund as compensation an annual fee of $2,000 each and are reimbursed for any expenses incurred in attending meetings.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from the sale of securities, excluding U.S. Government securities and short-term investments for the year ended December 31, 2005, were as follows:

Purchases	$ 447,016,927
Sales	$ 366,979,470

The Fund purchased $32,620,295 and sold $13,182,652 in U.S. Government securities during the year ended December 31, 2005.

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

NOTE 5 - REVERSE REPURCHASE AGREEMENTS

During the year ended December 31, 2005, the Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund’s overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

The difference between the selling price and the repurchase price is accounted for as interest expense. At December 31, 2005, outstanding reverse repurchase agreements for the Fund, which were collateralized by U.S. Treasury securities, were as follows:

Collateral Issuer	Counterparty	Interest Rate	Maturity Date	Amount of Reverse Repurchase Agreements	Amount Due at Maturity
UST	Merrill Lynch	4.02%	01/17/06	$2,467,500	$2,494,298
UST	Merrill Lynch	2.25%	01/18/06	2,175,000	2,183,700
UST	Merrill Lynch	4.00%	01/30/06	2,371,875	2,388,214
UST	Merrill Lynch	4.15%	01/31/06	4,404,375	4,450,578
UST	Merrill Lynch	4.17%	02/16/06	921,563	931,170
UST	Merrill Lynch	3.95%	02/22/06	3,152,500	3,184,669
UST	Merrill Lynch	4.20%	03/06/06	1,061,500	1,072,770
UST	Merrill Lynch	4.30%	03/13/06	2,045,312	2,067,300
UST	Merrill Lynch	4.39%	03/20/06	2,137,500	2,161,220
UST	Merrill Lynch	4.25%	03/23/06	1,117,875	1,129,752
UST	Merrill Lynch	4.20%	03/28/06	2,856,562	2,886,556
				$24,711,562	$24,950,227

NOTE 6 - SHORT SALES

The Fund may engage in short sales against the box, which involve selling a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale to hedge against anticipated declines in the market price of ProLoan mortgage-backed securities or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited.

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

The short sale holdings at December 31, 2005 were as follows:

Principal Amount	Security	Value	Net Unrealized Depreciation

$12,550,000	FNMA TBA, 5.00%, 01/01/36	$12,161,728	$96,080

NOTE 7 - SWAP AGREEMENTS

In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. At December 31, 2005, the Fund had the following open swap agreements:

Pay	Receive	Maturity Date	Notional Amount	Value

CDX4 HiYield 100 Name Index	Fixed Rate 3.600%	06/20/2010	3,500,000	($79,288)
CDX4 HY Index	Fixed Rate 3.600%	06/20/2010	1,750,000	(39,644)
				($118,932)

Fixed Rate 4.332%	3 Month USD-LIBOR-BBA	05/03/2010	$3,500,000	$71,149
Fixed Rate 4.615%	3 Month USD-LIBOR-BBA	08/04/2010	1,750,000	17,684
				$88,833

NOTE 8 - INCOME TAX INFORMATION

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Amounts
Cost of investments for tax purposes	$296,789,205
Gross tax unrealized appreciation	2,490,425
Gross tax unrealized depreciation	(4,144,503)
Net tax unrealized depreciation on investments	(1,654,078)
Undistributed ordinary income	623,570
Capital loss carryforward	(1,502,077)
Post-October loss	(269,197)

BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2005 - (Continued)

The tax composition of dividends (other than return of capital dividends) were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Ordinary income (total)	$9,870,770	$10,299,920
Ordinary income (per share)	$0.65	$0.62
Net, long-term capital gains (total)	$0	$0
Net, long-term capital gains (per share)	$0.00	$0.00

For federal income tax purposes, the Fund has a net capital loss carryforward of $1,502,077 at December 31, 2005 that expires in 2010. For the year ended December 31, 2005, the Fund utilized a capital loss carryforward of $768,932. At December 31, 2005, the Fund had deferred losses occurring subsequent to October 31, 2005 of $269,197. For tax purposes, this loss will be reflected in ordinary income in the year ending December 31, 2006.

BUILDERS FIXED INCOME FUND, INC.

DIRECTOR AND OFFICER INFORMATION

The Board of Directors provides broad supervision over the Fund’s affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Manager, Subadviser, Administrator, Custodian, Fund Accountant and Transfer Agent. The Statement of Additional Information includes more information about the Fund’s Directors and is available, without charge, by calling 1-877-923-5626.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Independent Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James D. Slebiska 4281 NE 38th Street Des Moines, IA 50317 (Born 1944)	Independent Director	Life Term; Since 1999	Central District Vice-President, United Brotherhood of Carpenters and Joiners of America (Oct. 1969-present).	1	Fifth District General Executive Board, United Brotherhood of Carpenters
Joseph A. Montanaro 3221 McKelvey Road, Suite 105 Bridgeton, MO 63044 (Born 1938)	Independent Director	Life Term; Since 1997	Executive Director, Directed Account Plan (formerly TWA Pilots DAP 401(k)), (July 1993 - present) and Chairman of Investment Committee (Oct. 1991 - July 1993); Co-Trustee, TWA Flight Engineers Trust Plan (1976 - Oct. 1991).	1	None
Dennis F. Penkalski W 275 S8840 Hidden Lake Dr. Mukwonago, WI 53149 (Born 1942)	Independent Director	Life Term; Since 2001	Retired (August 2001-present); Former Executive Secretary, Treasurer (1995-2001) Milwaukee & Southern Wisconsin Regional Council of Carpenters.	1	None
Bobby J. Yeggy 6910 N. Main Street, Unit 9 Granger, IN 46530 (Born 1947)	Independent Director	Life Term; Since 2003	Vice-President, Midwestern District United Brotherhood of Carpenters 2001-present; Director of Organizing Resources, United Brotherhood of Carpenters 1996-2001; and Secretary/Treasurer, Northeast Indiana District Council of Carpenters 1991-1996.	1	Midwestern District General Executive Board, United Brotherhood of Carpenters

BUILDERS FIXED INCOME FUND, INC.

DIRECTOR AND OFFICER INFORMATION - (Continued)

Interested Directors & Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John W. Stewart* 218 Henry Road Manchester, MO 63011 (Born 1958)	Chairman, President, Treasurer and Secretary	Life Term; Since 1997	President, Capital Mortgage Management, Inc. (July 1997-Present); Controller/System Administrator, Carpenters’ District Council of Greater St. Louis (August 1988-July 1997).	1	None
Terry Nelson* 1401 Hampton Avenue St. Louis, MO 63139 (Born 1940)	Director	Life Term; Since 1997	Executive Secretary and Treasurer, Carpenters’ District Council of Greater St. Louis (Aug. 1993-present); Managing Trustee, Carpenters’ District Council of Greater St. Louis pension fund, health and welfare fund and vacation fund (Aug. 1993-present); Business Representative, Carpenters’ District Council of Greater St. Louis (1981-Aug. 1993).	1	United Way since 1993
Michael Stewart* 218 Henry Road Manchester, MO 63011 (Born 1960)	Chief Compliance Officer	Life Term; Since 2004	VP of Operations, Chief Compliance Officer, Capital Mortgage Management Inc. (February of 2002-Present) Director of Marketing and Operations, Centerline BTI (Feb. 1998-Jan. 2002) Assistant Store Manager, J.C. Penney Co. (May 1980-Jan.1998).	1	None

* Mr. John Stewart is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, due to his position as President of the Fund’s Manager. Mr. Nelson may be deemed to be an interested person of the Fund due to his position as a Trustee of a pension fund that owns more than 25% of the Fund’s shares. Mr. Michael Stewart is an "interested person" of the Fund by nature of his employment with the Manager.

Information regarding the aggregate remuneration paid by the Fund to the directors, officers and their affiliated persons is included in the Statement of Operations, and in Note 3 to the Financial Statements. The Fund’s Statement of Additional Information also includes additional information about the Fund’s directors, and is available to any shareholder of the Fund without charge, upon request, by calling 1-877-923-5626.

BUILDERS FIXED INCOME FUND, INC.
General Information

Proxy Voting Procedures

The Subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge, by calling toll-free, 1-877-923-5626. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov. Actual records of how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30, 2005 has been filed with the SEC on Form N-PX. The proxy voting record is available for shareholders, free of charge, by calling the Fund, as described above, or from the SEC’s web site.

Quarterly Form N-Q Portfolio Schedule and N-CSR

The Fund will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third quarters within 60 days of the end of the quarter to which it relates and on Form N-CSR at the end of the second and forth quarters within 75 days of the end of the quarter to which it relates. The Fund’s Form N-Q and Form N-CSR are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090. This information is also available to any shareholder of the Fund, free of charge, by calling 1-877-923-5626.

Management and Subadviser Contract Renewals

The Fund’s Management Agreement and Subadvisory Agreement were approved by the Board of Directors, including the Directors who are not interested persons of the Fund or interested parties to the Manager or Subadviser (collectively, the “Independent Directors”), at an in-person meeting held on August 4, 2005.

In considering the Agreement, the Board reviewed and discussed reports comparing the performance and expenses of the Fund to the performance and expenses of several other funds with similar objectives and asset levels. The Board also reviewed the materials provided by each of the Managers and Subadvisers of these other funds in advance of the meeting, which included, among other items, a description of their business and any personnel changes, a description of the compensation received for Fund management activities, and a discussion of each firm’s profitability. The Board also reviewed current financial statements for each of the Manager and Subadviser, and Form ADV Part II, as well as their responses to legal counsel’s request with respect to the firm policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading. The Board also reviewed a representation from each of the Manager and Subadviser that it is not involved in any material legal or securities enforcement proceedings.

The Manager: The Directors noted that the Manager’s President has extensive experience regarding mortgages, as well as the Fund’s unique ProLoan program. The Directors then considered the nature and the quality of the management services provided by the Manager and the Subadviser to the Fund. The Directors also considered the range of non-advisory services provided to the Fund by the Manager, including the provision of personnel to serve as Chief Financial Officer and Chief Compliance Officer of the Fund and the oversight of the Fund’s third-party service providers. The Directors also discussed the Manager’s commitment as Distribution Coordinator to continue to limit the Fund’s total operating expenses for another year to 0.60% of its average daily net assets for the period year ending December 31, 2006. The Directors concluded that the Fund’s total management and Subadvisory fees, 12b-1 expenses and total operating expenses each fell below the respective median expenses of the Fund’s peer group. The Directors similarly concluded that the fees paid to the Manager and the Subadviser, in light of the overall expenses of the Fund and the costs incurred by the Manager in providing such services, were reasonable.

BUILDERS FIXED INCOME FUND, INC.
General Information

The Directors noted that the Fund’s investment performance was comparable to the performance achieved by funds of comparable asset classification, asset size and investment objectives. Lastly, the Directors noted that they were satisfied with the job that the Manager has done in managing the Proloan program during the past year and noted the President’s extensive experience in the mortgage industry and the value he brings to the Fund. They noted that neither the Manager nor the Subadviser engages in soft dollar arrangements pursuant to which Fund brokerage transactions are directed to brokers who provide brokerage or research services for their benefit. The Directors concluded the performance achieved by the Subadviser, as well as the overall quality of the services provided by the Manager to be satisfactory. Finally, they concluded that the Fund would achieve economies of scale as its assets increased, because the Management Agreement contains a fee “breakpoint” once Fund assets reach $300 million.

The Subadviser: The Board then considered the Subadviser’s materials as presented to the Directors prior to the meeting, including the Subadviser’s audited financial statements and other materials supplied in response to legal counsel’s request for information and were satisfied with the responses that were submitted. The Directors noted that the Fund’s combined management and subadvisory expenses fell below its peer group’s median expenses. The Directors specifically noted the scope and breadth of the Subadviser’s fixed income department, including its over 125 portfolio managers, analysts and trading professionals, who are focused exclusively on fixed income investments. The Directors noted that the Subadviser has taken steps to improve the Fund’s performance, including changing the Fund’s investment strategy from “core” to “core plus”. Additionally, the subadvisory fee charged by the Subadviser is lower than the amount that the Subadviser charges its other, similarly managed accounts. The Directors also noted that the overall Fund performance achieved by the Subadviser has improved substantially.

As a result of their considerations, the Directors, including the Independent Directors, unanimously determined that both the Management Agreement and Subadvisory Agreement are in the best interests of the Fund and its shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Builders Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Builders Fixed Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Builders Fixed Income Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

March 1, 2006

Member of
Deloitte Touche Tohmatsu

Manager
CAPITAL MORTGAGE MANAGEMENT, INC.
218 Henry Road
Manchester, Missouri 63011

Subadviser
PRINCIPAL GLOBAL INVESTORS, LLC
801 Grand Avenue
Des Moines, Iowa 50392

Distributor
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT 06032

Custodian
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

Transfer Agent and Fund Accountant
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, IN 46206-6110
(877) 923-5626

Legal Counsel
THOMPSON COBURN LLP
One U.S. Bank Plaza
St. Louis, MO 63101

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
100 South 4th Street
St. Louis, MO 63102

This report is intended for the shareholders of the Builders Fixed Income Fund, Inc. and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-923-5626.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Penkalski is the audit committee financial expert and is considered to be independent.

Item 4. Principal Accountant Fees and Services.

Builders Fixed Income Fund, Inc. (the “Fund”) has engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Fund’s annual financial statements and services that normally are provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by Deloitte for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed by Deloitte for the fiscal year ended December 31, 2004 and expected to be billed for the fiscal year ended December 31, 2005 for audit fees, audit-related fees, tax fees and other fees.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$21,200	$19,750
Audit-Related Fees	—	—
Tax Fees[1]	$ 9,340	$ 9,340
All Other Fees	—	—
	$30,540	$29,090

1 Tax services are considered to be non-audit services.

The audit committee of the board of directors of the Fund (the “Committee”) has adopted policies and procedures that require it to pre-approve all audit and non-audit services provided to the Fund, including services provided to the Fund’s manager, Capital Mortgage Management, Inc. (“CMM”). All of the fees set forth in the table above were pre-approved by the Committee. Deloitte has advised the Committee that all hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of Deloitte.

The following table indicates the non-audit fees billed by Deloitte to CMM for the last two years. The Committee considered whether the provision of such non-audit services to CMM was compatible with maintaining the Deloitte’s independence, and concluded that the provision of such non-audit services by Deloitte has not compromised its independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Capital Mortgage Management	—	—
	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Builders Fixed Income Fund, Inc.

By (Signature and Title) /s/ John W. Stewart
John W. Stewart, President

Date   March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John W. Stewart
John W. Stewart, President and Treasurer

Date   March 8, 2006

* Print the name and title of each signing officer under his or her signature